MASTER SERVICER'S CERTIFICATE
     (Delivered pursuant to Section 4.9
of the Master Sale and Servicing Agreement)



       HOUSEHOLD FINANCE CORPORATION,
                Master Servicer
   HOUSEHOLD AUTO RECEIVABLES CORPORATION

   HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

Class A, B-1, B-2 and C Notes, Series 1998-1


     The undersigned, a duly authorized
representative of Household Finance
Corporation, as Master Servicer (the
"Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the Servicer, Household Automobile Revolving
Trust I, as Issuer (the "Issuer"), Household
Auto
Receivables Corporation, as Seller (the
"Seller"), The Chase Manhattan Bank, as
Indenture
Trustee (the "Indenture Trustee") and
Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1.   Capitalized terms used in this
Certificate shall have the respective
meanings set forth
       in the Master Sale and Servicing
Agreement and Series 1998-1 Supplement,
dated as of
       November 1, 1998, by and among the
Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner
Trustee.

2.   Household Finance Corporation is, as of
the date hereof, the Servicer
      under the Master Sale and Servicing
Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the              March 17, 1999
Distribution Date occurring on

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with                        $
respect to the Collection Period was equal         29,833,564.14
to
        (i) The Gross Cash Yield                        18.2596%

(b)  The amount of Available Funds with                        $
respect to the Collection Period was equal         29,857,161.10
to

(c)  The  Liquidated Receivables for the                       $
Collection Period was equal to                      4,080,698.54

(d)  Net Liquidation Proceeds for the                          $
Collection Period was equal to                      1,877,525.14
        (i) The annualized net default rate              0.1538%

(e)  The principal balance of Series 1998-1
Receivables at the beginning
        of the Collection Period was equal                     $
to                                                785,580,394.50

(f)  The principal balance of Series 1998-1
Receivables on the last day
        of the Collection Period was equal                     $
to                                                765,690,057.62

(g)  The aggregate outstanding  balance of
the Series 1998-1 Receivables which were one
        payment (1-29 days) delinquent as of
the close of business on the last day of the
        Collection Period with respect to                      $
such Distribution Date was equal to                26,313,000.00

(h)  The aggregate outstanding  balance of
the Series 1998-1 Receivables which were two
        payments (30-59 days) delinquent as
of the close of business on the last day of
the
        Collection Period with respect to                      $
such Distribution Date was equal to                10,727,000.00

(i)  The aggregate outstanding  balance of
the Series 1998-1 Receivables which were
three or
        more payments (60+ days) delinquent
as of the close of business on the last day
of the
        Collection Period with respect to                      $
such Distribution Date was equal to                 6,475,000.00

(j)  The Base Servicing Fee paid on the                        $
Distribution Date was equal to                        684,471.64

(k)  The Principal Distributable Amount for                    $
the Distribution Date was equal to                 26,297,696.01

(l)  The Principal Amount Available for the                    $
Distribution Date was equal to                     26,297,696.01

(m)  The Aggregate Note Principal Balance is                   $
equal to                                          716,354,767.34

(n)  The Aggregate Optimal Note Balance is                     $
equal to                                          683,378,376.43

(o)  The Targeted Overcollateralization                        $
Amount is equal to                                 82,311,681.19

(p)  The Targeted Credit Enhancement Amount                    $
is equal to                                       105,282,382.92

(q)  The Targeted Reserve Account Balance is                   $
equal to                                           22,970,701.73

(r)  The Reserve Account Deposit Amount for                    $
the Distribution Date                                          -

(s)  The Maximum Reserve Account Deposit                       $
Amount for the Distribution Date                    6,407,359.13

(t)  The Reserve Account Shortfall for the                     $
Distribution Date                                              -

(u)  The amount on deposit in the Reserve                      $
Account after distributions is equal to            22,970,701.73

(v)  The notional amount of the Interest                       $
Rate Cap was equal to                             223,832,000.00

(w)  Payments received under the Interest                      $
Rate Cap were equal to                                         -

(x)  Libor Rate used in determining payments
received under the Interest Rate Cap was
        equal to                                       4.937810%

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest                                $
Distributable Amount with respect to Class A-         369,482.68
1 was equal to

      (ii)  The Class A-1 interest paid on                     $
the Distribution Date was equal to                    369,482.68

      (iii)  The Class A Interest Carryover                    $
Shortfall with respect to Class A-1 was                        -
equal to

      (iv)  The Class A-1 unpaid interest                      $
with respect to the Distribution Date was                      -
equal to

      (v)  The Class A-1 aggregate principal
amount at the beginning of the Distribution
Date
                was equal to                                   $
                                                   89,127,421.49

      (vi)  The Class A-1 aggregate
principal amount at the end of the
Distribution Date
                  was equal to                                 $
                                                   65,233,319.65

      (vii)  The Class A Principal                             $
Distributable Amount with respect to Class A-      23,894,101.84
1 was equal to

      (viii)  The Class A-1 principal                          $
distribution was equal to                          23,894,101.84

      (ix)  The ending Class A-1 Notes as a
percentage of the Pool Balance on the
Distribution
                 Date was equal to                     8.519546%

      (x)  The ending Class A Notes as a
percentage of the Pool Balance on the
Distribution
               Date was equal to                      56.888955%

(b) Class A-2
      (i)  The Class A Interest                                $
Distributable Amount with respect to Class A-         231,588.00
2 was equal to

      (ii)  The Class A-2 interest paid on                     $
the Distribution Date was equal to                    231,588.00

      (iii)  The Class A Interest Carryover                    $
Shortfall with respect to Class A-2 was                        -
equal to

      (iv)  The Class A-2 unpaid interest                      $
with respect to the Distribution Date was                      -
equal to

      (v)  The Class A-2 aggregate principal
amount at the beginning of the Distribution
Date
               was equal to                                    $
                                                   54,000,000.00

      (vi)  The Class A-2 aggregate
principal amount at the end of the
Distribution Date
                  was equal to                                 $
                                                   54,000,000.00

      (vii)  The Class A Principal                             $
Distributable Amount with respect to Class A-                  -
2 was equal to

      (viii)  The Class A-2 principal                          $
distribution was equal to                                      -

     (ix)  The Class A Principal Carryover                     $
Shortfall with respect to Class A-2 was                        -
equal to

     (x)  The Class A-2 unpaid principal                       $
with respect to the Distribution Date was                      -
equal to

      (xi)  The ending Class A-2 Notes as a
percentage of the Pool Balance on the
Distribution
                Date was equal to                      7.052462%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the
Distribution
                  Date was equal to                   56.888955%

(c) Class A-3
      (i)  The Class A Interest                                $
Distributable Amount with respect to Class A-         599,244.20
3 was equal to

      (ii)  The Class A-3 interest paid on                     $
the Distribution Date was equal to                    599,244.20

      (iii)  The Class A Interest Carryover                    $
Shortfall with respect to Class A-3 was                        -
equal to

      (iv)  The Class A-3 unpaid interest                      $
with respect to the Distribution Date was                      -
equal to

      (v)  The Class A-3 aggregate principal
amount at the beginning of the Distribution
Date
               was equal to                                    $
                                                  143,000,000.00

      (vi)  The Class A-3 aggregate
principal amount at the end of the
Distribution Date
                 was equal to                                  $
                                                  143,000,000.00

      (vii)  The Class A Principal                             $
Distributable Amount with respect to Class A-                  -
3 was equal to

      (viii)  The Class A-3 principal                          $
distribution was equal to                                      -

     (ix)  The Class A Principal Carryover                     $
Shortfall with respect to Class A-3 was                        -
equal to

     (x)  The Class A-3 unpaid principal                       $
with respect to the Distribution Date was                      -
equal to

      (xi)  The ending Class A-3 Notes as a
percentage of the Pool Balance on the
Distribution
                Date was equal to                     18.675964%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the
Distribution
                 Date was equal to                    56.888955%

(d) Class A-4
      (i)  The Class A Interest                                $
Distributable Amount with respect to Class A-         341,871.49
4 was equal to

      (ii)  The Class A-4 interest paid on                     $
the Distribution Date was equal to                    341,871.49

      (iii)  The Class A Interest Carryover                    $
Shortfall with respect to Class A-4 was                        -
equal to

      (iv)  The Class A-4 unpaid interest                      $
with respect to the Distribution Date was                      -
equal to

      (v)  The Class A-4 aggregate principal
amount at the beginning of the Distribution
Date
                 was equal to                                  $
                                                   80,832,000.00

      (vi)  The Class A-4 aggregate
principal amount at the end of the
Distribution Date
                 was equal to                                  $
                                                   80,832,000.00

      (vii)  The Class A Principal                             $
Distributable Amount with respect to Class A-                  -
4 was equal to

      (viii)  The Class A-4 principal                          $
distribution was equal to                                      -

     (ix)  The Class A Principal Carryover                     $
Shortfall with respect to Class A-4 was                        -
equal to

     (x)  The Class A-4 unpaid principal                       $
with respect to the Distribution Date was                      -
equal to

      (xi)  The ending Class A-4 Notes as a
percentage of the Pool Balance on the
Distribution
                 Date was equal to                    10.556752%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the
Distribution
                 Date was equal to                    56.888955%

(e) Class A-5
      (i)  The Class A Interest                                $
Distributable Amount with respect to Class A-         446,968.42
5 was equal to

      (ii)  The Class A-5 interest paid on                     $
the Distribution Date was equal to                    446,968.42

      (iii)  The Class A Interest Carryover                    $
Shortfall with respect to Class A-5 was                        -
equal to

      (iv)  The Class A-5 unpaid interest                      $
with respect to the Distribution Date was                      -
equal to

      (v)  The Class A-5 aggregate principal
amount at the beginning of the Distribution
Date
                was equal to                                   $
                                                   94,931,345.85

      (vi)  The Class A-5 aggregate
principal amount at the end of the
Distribution Date
                 was equal to                                  $
                                                   92,527,751.69

      (vii)  The Class A-5 Principal                           $
Distributable Amount was equal to                   2,403,594.16

      (viii)  The Class A-5 principal                          $
distribution was equal to                           2,403,594.16

     (ix)  The Class A-5 Principal Carryover                   $
Shortfall was equal                                            -

     (x)  The Class A-5 unpaid principal                       $
with respect to the Distribution Date was                      -
equal to

      (xi)  The ending Class A-5 Notes as a
percentage of the Pool Balance on the
Distribution
                Date was equal to                     12.084231%

      (xii)  The ending Class A Notes as a
percentage of the Pool Balance on the
Distribution
                 Date was equal to                    56.888955%

(f) Class B-1
      (i)  The Class B-1 Interest                              $
Distributable Amount was equal to                     521,340.75

      (ii)  The Class B-1 interest paid on                     $
the Distribution Date was equal to                    521,340.75

      (iii)  The Class B-1 Interest                            $
Carryover Shortfall was equal to                               -

      (iv)  The Class B-1 unpaid interest                      $
with respect to the Distribution Date was                      -
equal to

      (v)  The Class B-1 aggregate principal
amount at the beginning of the Distribution
Date
                was equal to                                   $
                                                   99,303,000.00

      (vi)  The Class B-1 aggregate
principal amount at the end of the
Distribution Date
                  was equal to                                 $
                                                   99,303,000.00

      (vii)  The Class B-1 Principal                           $
Distributable Amount was equal to                              -

      (viii)  The Class B-1 principal                          $
distribution was equal to                                      -

     (ix)  The Class B-1 Principal Carryover                   $
Shortfall was equal                                            -

     (x)  The Class B-1 unpaid principal                       $
with respect to the Distribution Date was                      -
equal to

      (xi)  The ending Class B-1 Notes as a
percentage of the Pool Balance on the
Distribution
                     Date was equal to                12.969086%

      (xii)  The ending Class A and B-1
Notes as a percentage of the Pool Balance on
the
                  Distribution Date was               69.858041%
equal to

(g) Class B-2
      (i)  The Class B-2 Interest                              $
Distributable Amount was equal to                     503,136.00

      (ii)  The Class B-2 interest paid on                     $
the Distribution Date was equal to                    503,136.00

      (iii)  The Class B-2 Interest                            $
Carryover Shortfall was equal to                               -

      (iv)  The Class B-2 unpaid interest                      $
with respect to the Distribution Date was                      -
equal to

      (v)  The Class B-2 aggregate principal
amount at the beginning of the Distribution
Date
                was equal to                                   $
                                                   94,338,000.00

      (vi)  The Class B-2 aggregate
principal amount at the end of the
Distribution Date
                was equal to                                   $
                                                   94,338,000.00

      (vii)  The Class B-2 Principal                           $
Distributable Amount was equal to                              -

      (viii)  The Class B-2 principal                          $
distribution was equal to                                      -

     (ix)  The Class B-2 Principal Carryover                   $
Shortfall was equal                                            -

     (x)  The Class B-2 unpaid principal                       $
with respect to the Distribution Date was                      -
equal to

      (xi)  The ending Class B-2 Notes as a
percentage of the Pool Balance on the
Distribution
                Date was equal to                     12.320651%

      (xii)  The ending Class A, B-1 and B-2
Notes as a percentage of the Pool Balance on
the
                 Distribution Date was equal          82.178692%
to

(g) Class C
      (i)  The Class C Interest                                $
Distributable Amount was equal to                     329,457.92

      (ii)  The Class C interest paid on the                   $
Distribution Date was equal to                        329,457.92

      (iii)  The Class C Interest Carryover                    $
Shortfall was equal to                                         -

      (iv)  The Class C unpaid interest with                   $
respect to the Distribution Date was equal                     -
to

      (v)  The Class C aggregate principal
amount at the beginning of the Distribution
Date
                 was equal to                                  $
                                                   60,823,000.00

      (vi)  The Class C aggregate principal
amount at the end of the Distribution Date
                 was equal to                                  $
                                                   60,823,000.00

      (vii)  The Class C Principal                             $
Distributable Amount was equal to                              -

      (viii)  The Class C principal                            $
distribution was equal to                                      -

     (ix)  The Class C Principal Carryover                     $
Shortfall was equal                                            -

     (x)  The Class C unpaid principal with                    $
respect to the Distribution Date was equal                     -
to

      (xi)  The ending Class C Notes as a
percentage of the Pool Balance on the
Distribution
                    Date was equal to                  7.943554%

      (xii)  The ending Class A, B-1, B-2
and C Notes as a percentage of the Pool
Balance on the
                  Distribution Date was               90.122245%
equal to

(h) Overcollateralization
     (i)  The ending overcollateralization         75,632,986.28
was equal to

     (ii)  The ending overcollateralization
as a percentage of the Pool Balance on the
              Distribution Date was equal to           9.877755%

7.  As of the date hereof, to the best
knowledge of the undersigned,  the Servicer
has
      performed in all material respects all
its obligations under the Master Sale and
Servicing
      Agreement through the Collection
Period with respect to such Distribution
Date or, if there
      has been a default in the performance
of any such obligation, has set forth in
detail (i) the
      nature of such default, (ii) the
action taken by the Seller and Servicer, if
any, to remedy such
      default and (iii) the current status                  None
of each such default; if applicable, insert
"None".

8.  As of the date hereof, to the best
knowledge of the undersigned, no lien has been placed
     on any of the Series 1998-1 Receivables
other than pursuant to the Basic Documents
     (or if there is a lien, such lien
consists of: ______________________).

9.  The amounts specified to be deposited
into and withdrawn from the Collection
Account,
      as well as the amounts specified to be
paid to the Issuer, the Servicer, the
Noteholders and
      the Certficateholder are all in
accordance with the requirements of the
Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this March 16, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:         Servicing Officer



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                       02/28/99
Distribution Date                                       03/17/99


CLASS A-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                174.0947444
   2.   Principal distribution per $1,000            171.4436525
   3.   Interest distribution per $1,000             2.651091894

B.  Calculation of Class A-1 Interest
   1.   Class A-1 related Note Rate                    5.330000%
   2.   Class A-1 principal balance -             $89,127,421.49
beginning of period
   3.   Accrual convention                   Actual/360
   4.   Days in Interest Period                               28

   5.   Class A-1 interest due                       $369,482.68
   6.   Class A-1 interest paid                      $369,482.68
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-1
   8.   Class A-1 unpaid interest with                     $0.00
respect to the Distribution Date

C.  Calculation of Class A-1 principal
balance
   1.  Class A-1 principal balance -              $89,127,421.49
beginning of period
   2.  Class A-1 principal - amount due           $23,894,101.84
   3.  Class A-1 principal - amount paid          $23,894,101.84
   4.  Class A-1 principal balance - end of       $65,233,319.65
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-1
   6.  Class A-1 unpaid principal with                     $0.00
respect to the Distribution Date
   7.  Class A-1 Notes as a percentage of              8.519546%
the Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage            56.888955%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date      $29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                    $26,313,000.00
          % Of  Receivables                           0.03436508
     (b)  30-59 Days Delinquent                   $10,727,000.00
          % Of  Receivables                          0.014009585
     (c)  60+ Days Delinquent                      $6,475,000.00
          % Of  Receivables                          0.008456424

   3.  Aggregate losses for Collection             $2,203,173.40
Period less Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the           $684,471.64
Distribution Date
         (b)  Base Servicing Fee paid for             87.129419%
the Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date       $765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account             $22,970,701.73
Balance
        (b)  Amount on deposit in the             $22,970,701.73
Reserve Account

   7.  Payments received under the Interest
Rate Cap
           (a)  The notional amount of the       $223,832,000.00
Interest Rate Cap
           (b)  Current Libor                          4.937810%
           (c)  Cap Rate                                  0.0625
           (d)  Excess                       NA
           (e)  Day convention               Actual/360
           (f)   Days in Interest Period                      28
          (g)  Payments received under the                     0
Interest Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)            0.197378373
         (b)  Weighted Average Remaining             51.59428881
Maturity (WAM)

                                                    #REF!
HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                       02/28/99
Distribution Date                                       03/17/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                4.288666667
   2.   Principal distribution per $1,000                      0
   3.   Interest distribution per $1,000             4.288666667

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate                   5.514000%
   2.   Class A-2 principal balance -             $54,000,000.00
beginning of period
   3.   Accrual convention                   Actual/360
   4.   Days in Interest Period                               28

   5.   Class A-2 interest due                       $231,588.00
   6.   Class A-2 interest paid                      $231,588.00
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-2
   8.   Class A-2 unpaid interest with                     $0.00
respect to the Distribution Date

C.  Calculation of Class A-2 principal
balance
   1.  Class A-2 principal balance -              $54,000,000.00
beginning of period
   2.  Class A-2 principal - amount due                    $0.00
   3.  Class A-2 principal - amount paid                   $0.00
   4.  Class A-2 principal balance - end of       $54,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-2
   6.  Class A-2 unpaid principal with                     $0.00
respect to the Distribution Date
   7.  Class A-2 Notes as a percentage of              7.052462%
the Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage            56.888955%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date      $29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                    $26,313,000.00
          % Of  Receivables                           0.03436508
     (b)  30-59 Days Delinquent                   $10,727,000.00
          % Of  Receivables                          0.014009585
     (c)  60+ Days Delinquent                      $6,475,000.00
          % Of  Receivables                          0.008456424

   3.  Aggregate losses for Collection             $2,203,173.40
Period less Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the           $684,471.64
Distribution Date
         (b)  Base Servicing Fee paid for             87.129419%
the Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date       $765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account             $22,970,701.73
Balance
        (b)  Amount on deposit in the             $22,970,701.73
Reserve Account

   7.  Payments received under the Interest
Rate Cap
           (a)  The notional amount of the       $223,832,000.00
Interest Rate Cap
           (b)  Current Libor                          4.937810%
           (c)  Cap Rate                                  0.0625
           (d)  Excess                       NA
           (e)  Day convention               Actual/360
           (f)   Days in Interest Period                      28

          (g)  Payments received under the                     0
Interest Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)            0.197378373
         (b)  Weighted Average Remaining             51.59428881
Maturity (WAM)
                                                    #REF!
                                                    #REF!
HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                       02/28/99
Distribution Date                                       03/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                4.190518889
   2.   Principal distribution per $1,000                      0
   3.   Interest distribution per $1,000             4.190518889

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor                                   4.937810%
          (b)  Spread                                  0.450000%
          (c)  Class A-3 related Note Rate             5.387810%

   2.    Class A-3 principal balance -           $143,000,000.00
beginning of period
   3.    Accrual convention                  Actual/360
   4.    Days in Interest Period                              28

   5.   Class A-3 interest due                       $599,244.20
   6.   Class A-3 interest paid                      $599,244.20
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-3
   8.   Class A-3 unpaid interest with                     $0.00
respect to the Distribution Date

C.  Calculation of Class A-3 principal
balance
   1.  Class A-3 principal balance -             $143,000,000.00
beginning of period
   2.  Class A-3 principal - amount due                    $0.00
   3.  Class A-3 principal - amount paid                   $0.00
   4.  Class A-3 principal balance - end of      $143,000,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-3
   6.  Class A-3 unpaid principal with                     $0.00
respect to the Distribution Date
   7.  Class A-3 Notes as a percentage of             18.675964%
the Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage            56.888955%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                            $29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                    $26,313,000.00
          % Of  Receivables                           0.03436508
     (b)  30-59 Days Delinquent                   $10,727,000.00
          % Of  Receivables                          0.014009585
     (c)  60+ Days Delinquent                      $6,475,000.00
          % Of  Receivables                          0.008456424

   3.  Aggregate losses for Collection             $2,203,173.40
Period less Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the           $684,471.64
Distribution Date
         (b)  Base Servicing Fee paid for             87.129419%
the Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date       $765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account             $22,970,701.73
Balance
        (b)  Amount on deposit in the             $22,970,701.73
Reserve Account

   7.  Payments received under the Interest
Rate Cap
           (a)  The notional amount of the       $223,832,000.00
Interest Rate Cap
           (b)  Current Libor                          4.937810%
           (c)  Cap Rate                                  0.0625
           (d)  Excess                       NA
           (e)  Day convention               Actual/360
           (f)   Days in Interest Period                      28
          (g)  Payments received under the                 $0.00
Interest Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)            0.197378373
         (b)  Weighted Average Remaining             51.59428881
Maturity (WAM)
                   #REF!                            #REF!
                   #REF!                            #REF!
HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                       02/28/99
Distribution Date                                       03/17/99


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                4.229407778
   2.   Principal distribution per $1,000                      0
   3.   Interest distribution per $1,000             4.229407778

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related
Note Rate
          (a)  Libor                                   4.937810%
          (b)  Spread                                  0.500000%
          (c)  Class A-4 related Note Rate             5.437810%

   2.    Class A-4 principal balance -            $80,832,000.00
beginning of period
   3.    Accrual convention                  Actual/360
   4.    Days in Interest Period                              28

   5.   Class A-4 interest due                       $341,871.49
   6.   Class A-4 interest paid                      $341,871.49
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-4
   8.   Class A-4 unpaid interest with                     $0.00
respect to the Distribution Date

C.  Calculation of Class A-4 principal
balance
   1.  Class A-4 principal balance -              $80,832,000.00
beginning of period
   2.  Class A-4 principal - amount due                    $0.00
   3.  Class A-4 principal - amount paid                   $0.00
   4.  Class A-4 principal balance - end of       $80,832,000.00
period
   5.  Class A Principal Carryover Shortfall               $0.00
with respect to Class A-4
   6.  Class A-4 unpaid principal with                     $0.00
respect to the Distribution Date
   7.  Class A-4 Notes as a percentage of             10.556752%
the Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage            56.888955%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                            $29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                    $26,313,000.00
          % Of  Receivables                           0.03436508
     (b)  30-59 Days Delinquent                   $10,727,000.00
          % Of  Receivables                          0.014009585
     (c)  60+ Days Delinquent                      $6,475,000.00
          % Of  Receivables                          0.008456424

   3.  Aggregate losses for Collection             $2,203,173.40
Period less Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the           $684,471.64
Distribution Date
         (b)  Base Servicing Fee paid for             87.129419%
the Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date       $765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account             $22,970,701.73
Balance
        (b)  Amount on deposit in the             $22,970,701.73
Reserve Account

   7.  Payments received under the Interest
Rate Cap
           (a)  The notional amount of the       $223,832,000.00
Interest Rate Cap
           (b)  Current Libor                          4.937810%
           (c)  Cap Rate                                  0.0625
           (d)  Excess                       NA
           (e)  Day convention               Actual/360
           (f)   Days in Interest Period                      28
          (g)  Payments received under the                     0
Interest Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)             19.737837%
         (b)  Weighted Average Remaining            5159.428881%
Maturity (WAM)
                                                    #REF!
                                                    #REF!
HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                       02/28/99
Distribution Date                                       03/17/99


CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                28.50562581
   2.   Principal distribution per $1,000            24.03594161
   3.   Interest distribution per $1,000             4.469684201

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate                   5.650000%
   2.   Class A-5 principal balance -             $94,931,345.85
beginning of period
   3.   Accrual convention                   30/360
   4.   Days in Interest Period

   4.   Class A-5 interest due                       $446,968.42
   5.   Class A-5 interest paid                      $446,968.42
   7.   Class A Interest Carryover Shortfall               $0.00
with respect to Class A-5
   8.   Class A-5 unpaid interest with                     $0.00
respect to the Distribution Date

C.  Calculation of Class A-5 principal
balance
   1.  Class A-5 principal balance -              $94,931,345.85
beginning of period
   2.  Class A-5 principal - amount due            $2,403,594.16
   3.  Class A-5 principal - amount paid           $2,403,594.16
   4.  Class A-5 principal balance - end of       $92,527,751.69
period
   5.  Class A-5 Principal Carryover                       $0.00
Shortfall
   6.  Class A-5 unpaid principal with                     $0.00
respect to the Distribution Date
   7.  Class A-5 Notes as a percentage of             12.084231%
the Pool Balance on the Distribution Date
   8.  Total Class A Notes as a percentage            56.888955%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                            $29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                    $26,313,000.00
          % Of  Receivables                           0.03436508
     (b)  30-59 Days Delinquent                   $10,727,000.00
          % Of  Receivables                          0.014009585
     (c)  60+ Days Delinquent                      $6,475,000.00
          % Of  Receivables                          0.008456424

   3.  Aggregate losses for Collection             $2,203,173.40
Period less Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the           $684,471.64
Distribution Date
         (b)  Base Servicing Fee paid for             87.129419%
the Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date       $765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account             $22,970,701.73
Balance
        (b)  Amount on deposit in the             $22,970,701.73
Reserve Account

   7.  Payments received under the Interest
Rate Cap
           (a)  The notional amount of the       $223,832,000.00
Interest Rate Cap
           (b)  Current Libor                          4.937810%
           (c)  Cap Rate                                  0.0625
           (d)  Excess                       NA
           (e)  Day convention               Actual/360
           (f)   Days in Interest Period                      28
          (g)  Payments received under the                     0
Interest Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)             19.737837%
         (b)  Weighted Average Remaining            5159.428881%
Maturity (WAM)
                                                    #REF!
HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                       02/28/99
Distribution Date                                       03/17/99


CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                       5.25
   2.   Principal distribution per $1,000                      0
   3.   Interest distribution per $1,000                    5.25

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate                       0.063
   2.   Class B-1 principal balance -             $99,303,000.00
beginning of period
   3.   Accrual convention                   30/360
   4.   Days in Interest Period

   4.   Class B-1 interest due                       $521,340.75
   5.   Class B-1 interest paid                      $521,340.75
   6.   Class B-1 Interest Carryover                       $0.00
Shortfall
   7.   Class B-1 unpaid interest with                     $0.00
respect to the Distribution Date

C.  Calculation of Class B-1 principal
balance
   1.  Class B-1 principal balance -              $99,303,000.00
beginning of period
   2.  Class B-1 principal - amount due                    $0.00
   3.  Class B-1 principal - amount paid                   $0.00
   4.  Class B-1 principal balance - end of       $99,303,000.00
period
   5.  Class B-1 Principal Carryover                       $0.00
Shortfall
   6.  Class B-1 unpaid principal with                     $0.00
respect to the Distribution Date
   7.  Class B-1 Notes as a percentage of             12.969086%
the Pool Balance on the Distribution Date
   8.  Class A and B-1 Notes as a percentage          69.858041%
of the Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds                            $29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                    $26,313,000.00
          % Of  Receivables                           0.03436508
     (b)  30-59 Days Delinquent                   $10,727,000.00
          % Of  Receivables                          0.014009585
     (c)  60+ Days Delinquent                      $6,475,000.00
          % Of  Receivables                          0.008456424

   3.  Aggregate losses for Collection             $2,203,173.40
Period less Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the           $684,471.64
Distribution Date
         (b)  Base Servicing Fee paid for             87.129419%
the Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date       $765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account             $22,970,701.73
Balance
        (b)  Amount on deposit in the             $22,970,701.73
Reserve Account

   7.  Payments received under the Interest
Rate Cap
           (a)  The notional amount of the       $223,832,000.00
Interest Rate Cap
           (b)  Current Libor                          4.937810%
           (c)  Cap Rate                                  0.0625
           (d)  Excess                       NA
           (e)  Day convention               Actual/360
           (f)   Days in Interest Period                      28
          (g)  Payments received under the                     0
Interest Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)             19.737837%
         (b)  Weighted Average Remaining            5159.428881%
Maturity (WAM)

HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period                                       02/28/99
Distribution Date                                       03/17/99


CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000                5.333333333
   2.   Principal distribution per $1,000                      0
   3.   Interest distribution per $1,000             5.333333333

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate                       0.064
   2.   Class B-2 principal balance -             $94,338,000.00
beginning of period
   3.   Accrual convention                   30/360
   4.   Days in Interest Period

   4.   Class B-2 interest due                       $503,136.00
   5.   Class B-2 interest paid                      $503,136.00
   6.   Class B-2 Interest Carryover                       $0.00
Shortfall
   7.   Class B-2 unpaid interest with                     $0.00
respect to the Distribution Date

C.  Calculation of Class B-2 principal
balance
   1.  Class B-2 principal balance -              $94,338,000.00
beginning of period
   2.  Class B-2 principal - amount due                    $0.00
   3.  Class B-2 principal - amount paid                   $0.00
   4.  Class B-2 principal balance - end of       $94,338,000.00
period
   5.  Class B-2 Principal Carryover                       $0.00
Shortfall
   6.  Class B-2 unpaid principal with                     $0.00
respect to the Distribution Date
   7.  Class B-1 Notes as a percentage of             12.320651%
the Pool Balance on the Distribution Date
   8.  Class A, B-1 and B-2 Notes as a                82.178692%
percentage of the Pool Balance on the
Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date      $29,857,161.10

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent                    $26,313,000.00
          % Of  Receivables                           0.03436508
     (b)  30-59 Days Delinquent                   $10,727,000.00
          % Of  Receivables                          0.014009585
     (c)  60+ Days Delinquent                      $6,475,000.00
          % Of  Receivables                          0.008456424

   3.  Aggregate losses for Collection             $2,203,173.40
Period less Net Liquidation Proceeds

   4.  (a)  Base Servicing Fee paid on the           $684,471.64
Distribution Date
         (b)  Base Servicing Fee paid for             87.129419%
the Distribution Date per $1,000

   5.  Pool Balance on the Accounting Date       $765,690,057.62

   6.  Reserve Account
        (a)  Targeted Reserve Account             $22,970,701.73
Balance
        (b)  Amount on deposit in the             $22,970,701.73
Reserve Account

   7.  Payments received under the Interest
Rate Cap
           (a)  The notional amount of the       $223,832,000.00
Interest Rate Cap
           (b)  Current Libor                          4.937810%
           (c)  Cap Rate                               6.250000%
           (d)  Excess                       NA
           (e)  Day convention               Actual/360
           (f)   Days in Interest Period                      28
          (g)  Payments received under the                     0
Interest Rate Cap

   8.  (a)  Weighted Average Coupon (WAC)            0.197378373
         (b)  Weighted Average Remaining             51.59428881
Maturity (WAM)